UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2017

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Charter)

Ireland	001-16503	98-0352587
(State or Other	(Commission	(IRS. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

c/o Willis Group Limited,

51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

(011) 44-20-3124-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

On January 4, 2016, Willis Group Holdings Public Limited Company and Towers Watson & Co. completed the merger contemplated by the Agreement and Plan of Merger, dated June 29, 2015, as amended on November 19, 2015, and combined to form Willis Towers Watson Public Limited Company (the “Company”). In recognition that key financial leadership of the Company now resides in the United States (“U.S.”), the Company has engaged Deloitte & Touche LLP, the U.S. member firm of the Deloitte Touche Tohmatsu Ltd network, as its independent registered public accounting firm as of March 2, 2017. The decision to change auditors was approved by the Audit and Risk Committee of the Company's Board of Directors.

Accordingly, on March 2, 2017, Deloitte LLP, the U.K. member firm of the Deloitte Touche Tohmatsu Ltd network, resigned as the Company’s independent registered public accounting firm. The audit reports of Deloitte LLP on the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through the date of this report, the Company has not had any disagreements with Deloitte LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte LLP, would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s consolidated financial statements for such periods. During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

The Company provided Deloitte LLP with a copy of this disclosure before filing it with the SEC. The Company requested that Deloitte LLP provide it with a letter addressed to the SEC stating whether or not it agrees with the above statements, and the Company received a letter from Deloitte LLP stating that it agrees with the above statements. A copy of this letter, dated March 3, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

16.1	Letter, dated March 3, 2017, from Deloitte LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2017

Willis Towers Watson Public Limited Company

By:	/s/ SUSAN D. DAVIES
Name:	Susan D. Davies
Title:	Controller and Principal Accounting Officer